UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2016

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On July 12, 2016, Omega Healthcare Investors, Inc. (“Omega”) issued $700 million aggregate principal amount of Omega’s 4.375% Senior Notes due 2023 (the “2023 Notes”) pursuant to an indenture dated as of July 12, 2016 among Omega, certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as trustee (the “Trustee”). The offering was made pursuant to Omega’s automatic shelf registration statement on Form S-3 (Registration No. 333- 208710) and related free writing prospectus, preliminary prospectus supplement and prospectus supplement filed with the Securities and Exchange Commission.

The 2023 Notes mature on August 1, 2023. The 2023 Notes bear interest at a rate of 4.375% per annum, payable semi-annually in cash in arrears on February 1 and August 1 of each year, commencing on February 1, 2017. The 2023 Notes are fully and unconditionally guaranteed, jointly and severally, by Omega’s existing and future subsidiaries that guarantee indebtedness for money borrowed of Omega in a principal amount at least equal to $50 million (including as of the date hereof, Omega’s existing senior notes and the facilities under Omega’s credit agreements).

The 2023 Notes are Omega’s unsecured senior obligations and rank equally in right of payment with all of Omega’s existing and future senior debt and senior in right of payment to all of Omega’s existing and future subordinated debt. The 2023 Notes are effectively subordinated in right of payment to any of Omega’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness. The 2023 Notes are structurally subordinated to all existing and future liabilities (including indebtedness, trade payable and lease obligations) of each of Omega’s non-guarantor subsidiaries.

Omega may redeem some or all of the notes prior to June 1, 2023 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium calculated by reference to U.S. treasuries with a maturity comparable to the remaining term of the 2023 Notes, and accrued and unpaid interest, if any, to, but not including, the applicable redemption date. The 2023 Notes will be redeemable at any time on or after June 1, 2023 at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date.

The indenture governing the 2023 Notes contains certain covenants that limit the ability of Omega and certain of its subsidiaries to, among other things, incur additional indebtedness and merge, consolidate or sell all or substantially all of the assets of Omega or its subsidiaries guarantors’ assets. The indenture also contains a covenant requiring Omega to maintain a certain amount of unencumbered assets.

The indenture governing the 2023 Notes contains customary events of default including, without limitation, failure to make required payments, failure to comply with certain agreements or covenants, cross-acceleration to certain other indebtedness in excess of specified amounts and certain events of bankruptcy and insolvency. An event of default under the indenture governing the 2023 Notes will allow either the Trustee or the holders of at least 25% in principal amount of

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the then outstanding 2023 Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the 2023 Notes.

The foregoing description of the 2023 Notes and the indenture governing the 2023 Notes is qualified in its entirety by reference to the actual text of the indenture governing the 2023 Notes (including the forms of 2023 Notes included therein), which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in “Item 1.01. Entry into a Material Definitive Agreement” is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of July 12, 2016, by and among Omega, the subsidiary guarantors named therein, and U.S. Bank National Association, as trustee.
5.1	Opinion of Bryan Cave LLP.
5.2	Opinion of Robinson & Cole LLP.
5.3	Opinion of Akerman LLP.
5.4	Opinion of Ice Miller LLP.
5.5	Opinion of Baudino Law Group, PLC.
5.6	Opinion of Wyatt, Tarrant & Combs, LLP.
5.7	Opinion of Partridge, Snow & Hahn LLP.
5.8	Opinion of Miller, Johnson, Snell & Cummiskey, P.L.C.
5.9	Opinion of Butler Snow LLP.
5.10	Opinion of Jones & Smith Law Firm, LLC.
5.11	Opinion of Dinsmore & Shohl LLP.
5.12	Opinion of Montgomery, McCracken, Walker & Rhoads, LLP.
8.1	Opinion of Bryan Cave LLP regarding certain tax matters.
23.1	Consent of Bryan Cave LLP (Included in Exhibit 5.1 and Exhibit 8.1).
23.2	Consent of Robinson & Cole LLP (Included in Exhibit 5.2).
23.3	Consent of Akerman LLP (Included in Exhibit 5.3).
23.4	Consent of Ice Miller LLP (Included in Exhibit 5.4).
23.5	Consent of Baudino Law Group, PLC (Included in Exhibit 5.5).
23.6	Consent of Wyatt, Tarrant & Combs, LLP (Included in Exhibit 5.6).
23.7	Consent of Partridge, Snow & Hahn LLP (Included in Exhibit 5.7).
23.8	Consent of Miller, Johnson, Snell & Cummiskey, P.L.C. (Included in Exhibit 5.8).
23.9	Consent of Butler Snow LLP (Included in Exhibit 5.9).
23.10	Consent of Jones & Smith Law Firm, LLC (Included in Exhibit 5.10).

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23.11	Consent of Dinsmore & Shohl LLP (Included in Exhibit 5.11).
23.12	Consent of Montgomery, McCracken, Walker & Rhoads, LLP (Included in Exhibit 5.12).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: July 12, 2016	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer, Treasurer, and Assistant Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of July 12, 2016, by and among Omega, the subsidiary guarantors named therein, and U.S. Bank National Association, as trustee.
5.1	Opinion of Bryan Cave LLP.
5.2	Opinion of Robinson & Cole LLP.
5.3	Opinion of Akerman LLP.
5.4	Opinion of Ice Miller LLP.
5.5	Opinion of Baudino Law Group, PLC.
5.6	Opinion of Wyatt, Tarrant & Combs, LLP.
5.7	Opinion of Partridge, Snow & Hahn LLP.
5.8	Opinion of Miller, Johnson, Snell & Cummiskey, P.L.C.
5.9	Opinion of Butler Snow LLP.
5.10	Opinion of Jones & Smith Law Firm, LLC.
5.11	Opinion of Dinsmore & Shohl LLP.
5.12	Opinion of Montgomery, McCracken, Walker & Rhoads, LLP.
8.1	Opinion of Bryan Cave LLP regarding certain tax matters.
23.1	Consent of Bryan Cave LLP (Included in Exhibit 5.1 and Exhibit 8.1).
23.2	Consent of Robinson & Cole LLP (Included in Exhibit 5.2).
23.3	Consent of Akerman LLP (Included in Exhibit 5.3).
23.4	Consent of Ice Miller LLP (Included in Exhibit 5.4).
23.5	Consent of Baudino Law Group, PLC (Included in Exhibit 5.5).
23.6	Consent of Wyatt, Tarrant & Combs, LLP (Included in Exhibit 5.6).
23.7	Consent of Partridge, Snow & Hahn LLP (Included in Exhibit 5.7).
23.8	Consent of Miller, Johnson, Snell & Cummiskey, P.L.C. (Included in Exhibit 5.8).
23.9	Consent of Butler Snow LLP (Included in Exhibit 5.9).
23.10	Consent of Jones & Smith Law Firm, LLC (Included in Exhibit 5.10).
23.11	Consent of Dinsmore & Shohl LLP (Included in Exhibit 5.11).
23.12	Consent of Montgomery, McCracken, Walker & Rhoads, LLP (Included in Exhibit 5.12).